U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):    MAY 17,  2004
                                                         ----------------

                              SNOCONE SYSTEMS INC.
               ----------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                   0-33519                  98-0360989
          ------                  ---------                 ----------
     (State or other             (Commission             (I.R.S. Employer
       Jurisdiction               File Number)          Identification No.)
     of incorporation)

            SUITE  440  -  1555  E.  FLAMINGO  ROAD
            LAS  VEGAS,  NEVADA                            89119
            -------------------                            ------
  (Address  of  principal  executive  offices)           (Zip Code)


Registrant's  telephone  number,  including  area  code:        (604)  683-4001
                                                             ------------------

ITEM  5.  Other  Events
On May 17, 2004, Snocone Systems Inc. ("Snocone or the Company") entered into a CONTENT DISTRIBUTION AND REVENUE SHARE AGREEMENT with TwentyTen Investments Corp. ("the Licensor"), for the purposes of acquiring a license that would provide Snocone with the right to use such certain computer Application software (the "Applications") that can be used from mobile telecommunications devices; a license for the use or right to use the SMSOfficePools.com web service located at the URL http://www.smsofficepools.com. and to pursue complementary business
             -----------------------------
opportunities.

This Agreement becomes effective on May 31, 2004 and shall continue for a five year term (the "Term") and will be automatically renewed for successive 12-month periods unless either party gives to the other party a written notice of termination at least thirty (30) days prior to the end of the Term or any subsequent renewal period.

In consideration for the Software License as per the terms of this agreement, Snocone shall deliver to TwentyTen Investments Corp. 2,000,000 shares of

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restricted common stock, within ninety days of May 31, 2004. Snocone will retain
85% of all net revenues from the SMSOfficePools.com web service with the remaining 15% going to TwentyTen . TwentyTen agrees to pay the Company $5,000 USD per month for 8 consecutive months beginning May 31, 2004 and ending December 31, 2004 or until such time as the Applications are cash flow positive, whichever comes first, to cover the basic operating costs of the Applications.

SMS Office Pools is a web service that allows participants to set up sports pools, track player and teams statistics, receive scoring updates to their mobile phone, check stats on their mobile phone, all in real-time.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS

EXHIBITS

Exhibit  No.     Description
------------     -----------
   10.1          Joint  Venture  Agreement  between  Snocone  Systems Inc. and
                 TwentyTen Investments  Corp.  dated  May 17,  2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SNOCONE  SYSTEMS  INC.

May  21,  2004                             By:      /s/  Kevin  Day
--------------                                 --------------------
     (Date)                                Name:      Kevin  Day
                                           Its:       President



                                  EXHIBIT INDEX

Exhibit  No.     Description
------------     -----------
   10.1          Joint  Venture  Agreement  between  Snocone  Systems Inc. and
                 TwentyTen Investments  Corp.  dated  May 17,  2004